Exhibit 21.1

Knight Inc.
Subsidiaries of the Registrant

Kinder Morgan (Delaware), Inc. – DE
Kinder Morgan G.P., Inc. – DE
KMGP Services Company, Inc. – DE
Kinder Morgan Management, LLC – DE
Kinder Morgan Services LLC – DE
Valley Operating, Inc. – CO
KN Telecommunications, Inc. – CO
Kinder Morgan Power Company – CO
KN TransColorado, Inc. – CO
Kinder Morgan Foundation (nonprofit) – CO
KN Gas Gathering, Inc. – CO
Canyon Creek Compression Company – IL
KM International Services, Inc. – DE
Kinder Morgan Michigan, LLC – DE
Kinder Morgan Michigan Operator LLC – DE
Triton Power Company LLC – DE
Triton Power Michigan LLC – DE
Kinder Morgan TransColorado LLC – DE
Kinder Morgan TransColorado, Inc. – UT
KM Insurance, Ltd. – Bermuda
Kinder Morgan Illinois Pipeline LLC – DE
Knight Power Company LLC – DE
NGPL HoldCo Inc. – DE
NGPL PipeCo LLC – DE
Natural Gas Pipeline Company of American LLC – DE
NGPL Canyon Compression Co. LLC - DE
1020019 Alberta Ltd. – Alberta
1108437 Alberta Ltd. - Alberta
3071978 Nova Scotia Company – Nova Scotia
6043445 Canada Inc. – Canada
6048935 Canada Inc. – Canada
Kinder Morgan Bison ULC – Alberta
Kinder Morgan Canada CO2 ULC – Alberta
Kinder Morgan Canada Company – Nova Scotia
Kinder Morgan Canada Inc. - Alberta
Kinder Morgan Canada Terminals Limited Partnership – Alberta
Kinder Morgan Edmonton Terminals ULC – Alberta
Kinder Morgan Heartland ULC – Alberta
Kinder Morgan Pipelines (USA) Inc. – DE
ExPlatte Holdings Inc. - DE
Express GP Holdings Ltd. - Alberta
Express Holdings (Canada) Limited Partnership - Manibota
Express Holdings (USA) Inc. - DE
Express Pipeline Limited Partnership - Alberta
Express Pipeline Ltd. - Canada
Express US Holdings LP - DE
Express Pipeline LLC - DE
NS 307 Holdings Inc. – DE
Platte Pipe Line Company - DE
KM Canada Terminals ULC – Alberta
KMEP Canada ULC – Alberta
KM Express ULC – Nova Scotia
Trans Mountain (Jet Fuel) Inc. – British Columbia
Trans Mountain Pipeline (Puget Sound) LLC – DE
Trans Mountain Pipeline ULC – Alberta
Trans Mountain Pipeline LP – Alberta

Kinder Morgan Finance Company LLC – DE
Kinder Morgan Texas Gas Services LLC – DE
Kinder Morgan Transmix Company, LLC – DE
Kinder Morgan Interstate Gas Transmission LLC – CO
Kinder Morgan Operating L.P. “A” – DE
Kinder Morgan Operating L.P. “B” – DE
Kinder Morgan CO2 Company, L.P. – DE
Kinder Morgan Bulk Terminals, Inc. – LA
Western Plant Services, Inc. – CA
Dakota Bulk Terminal, Inc. – WI
Delta Terminal Services LLC – DE
RCI Holdings, Inc. – LA
HBM Environmental, Inc. – LA
Milwaukee Bulk Terminals LLC – WI
Queen City Terminals, Inc. – DE
Kinder Morgan Port Terminals USA LLC – DE
Elizabeth River Terminals LLC – DE
Nassau Terminals LLC – DE
Fernandina Marine Construction Management LLC – DE
Kinder Morgan Port Manatee Terminal LLC – DE
Kinder Morgan Port Sutton Terminal LLC – DE
Pinney Dock & Transport LLC – OH
Kinder Morgan Operating L.P. “C” – DE
Kinder Morgan Operating L.P. “D” – DE
SFPP, L.P. – DE
Kinder Morgan Liquids Terminals LLC – DE
Kinder Morgan Pipeline LLC – DE
Kinder Morgan Tank Storage Terminals LLC – DE
Kinder Morgan 2–Mile LLC – DE
Rahway River Land LLC – DE
Central Florida Pipeline LLC – DE
Southwest Florida Pipeline LLC – DE
Calnev Pipe Line LLC – DE
Kinder Morgan Las Vegas LLC – DE
Globalplex Partners, Joint Venture – LA
Colton Processing Facility – CA
Kinder Morgan Materials Services, LLC – PA
CIG Trailblazer Gas Company, L.L.C. – DE
Tejas Gas, LLC – DE
Gulf Energy Gas, LLC – DE
Gulf Energy Gathering & Processing, LLC – DE
Gulf Energy Marketing, LLC – DE
Hydrocarbon Development, LLC – DE
Stellman Transportation, LLC – DE
Tejas Gas Systems, LLC – DE
Tejas–Gulf, LLC – DE
Tejas Natural Gas, LLC – DE
Kinder Morgan Pipeline Services of Mexico S. de R.L. de C.V. – Mexico
Valley Gas Transmission, LLC – DE
Silver Canyon Pipeline LLC – DE
Kinder Morgan Liquids Terminals St. Gabriel LLC – LA
Kinder Morgan Gas Natural de Mexico S. de R.L. de C.V. – Mexico
Emory B Crane, LLC– LA
Frank L. Crane, LLC – LA
Paddy Ryan Crane, LLC – LA
Agnes B Crane, LLC – LA
KMBT LLC – DE
KM Crane LLC – MD
MJR Operating LLC – MD
Kinder Morgan Southeast Terminals LLC – DE
International Marine Terminals – LA

I.M.T. Land Corp. – LA
ICPT, L.L.C. – LA
Kinder Morgan Carbon Dioxide Transportation Company – DE
Pecos Carbon Dioxide Transportation Company – TX
River Consulting, LLC – LA
Kinder Morgan River Terminals LLC – TN
Arrow Terminals B.V. – Dutch
Arrow Terminals Canada B. V. – Netherlands
Arrow Terminals Canada Company – NSULC
Kinder Morgan Arrow Terminals, L.P. – DE
Global American Terminals LLC – DE
Kinder Morgan Amory LLC – MS
Kinder Morgan Arrow Terminals Holdings, Inc. – DE
KM Decatur, Inc. – AL
Mid–South Port Transportation LLC – TN
River Terminals Properties, LP – TN
Tajon Holdings, Inc. – PA
River Terminals Properties GP LLC – DE
Guilford County Terminal Company, LLC –NC
Johnston County Terminal, LLC – DE
KM Upstream LLC –DE
Kinder Morgan Petcoke LP LLC – DE
Kinder Morgan Petcoke GP LLC – DE
Kinder Morgan Petcoke, L.P. – DE
Stevedore Holdings, L.P. – DE
Kinder Morgan NatGas Operator LLC – DE
General Stevedores Holdings LLC – DE
General Stevedores GP, LLC – TX
SRT Vessels LLC – DE
Carbon Exchange LLC – DE
Kinder Morgan Louisiana Pipeline Holding LLC – DE
Kinder Morgan Louisiana Pipeline LLC – DE
Kinder Morgan Pecos LLC – DE
Kinder Morgan W2E Pipeline LLC – DE
West2East Pipeline LLC – DE
Rockies Express Pipeline LLC – DE
Kinder Morgan Texas Terminals, L.P. – DE
Kinder Morgan Cameron Prairie Pipeline LLC – DE
Midcontinent Express Pipeline LLC – DE
Lomita Rail Terminal LLC – DE
Transload Services, LLC – IL
Devco USA, L.L.C. – OK
Kinder Morgan Cochin ULC – Alberta
Kinder Morgan Cochin LLC – DE
Kinder Morgan Seven Oaks LLC – DE
Kinder Morgan Columbus LLC – DE
KM Liquids Terminals LLC – DE
Kinder Morgan Production Company LLC – DE
Kinder Morgan Crude Oil Pipelines LLC – DE
Kinder Morgan Tejas Pipeline LLC – DE
Kinder Morgan Texas Pipeline LLC – DE
Kinder Morgan Wink Pipeline LLC – DE
Kinder Morgan North Texas Pipeline LLC – DE
Kinder Morgan Border Pipeline LLC – DE
Kinder Morgan Marine Services LLC – DE
Kinder Morgan Mid Atlantic Marine Services LLC – DE
TransColorado Gas Transmission Company LLC – DE
Trailblazer Pipeline Company LLC – DE
Northeast Express Pipeline LLC – DE
Kinder Morgan Terminals, Inc. – DE
Fayetteville Express Pipeline LLC - DE